UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 2, 2008

FIDELITY NATIONAL INFORMATION SERVICES, INC.
(Exact name of Registrant as Specified in its Charter)

Georgia	001-16427	37-1490331

(State or other Jurisdiction of	(Commission File	(IRS Employer
Incorporation or Organization)	Number)	Identification No.)

601 Riverside Avenue
Jacksonville, Florida	32204

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (904) 854-8100
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreements	1
Item 1.02. Termination of Material Definitive Agreements	1
Item 2.01. Completion of Acquisition or Disposition of Assets	1
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	2
Item 9.01. Financial Statements and Exhibits	4
SIGNATURES	5
EXHIBIT INDEX	6
Exhibit 10.4
Exhibit 10.5
Exhibit 99.1
Exhibit 99.2

i

ITEM 1.01. ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS.
     On July 2, 2008 (the “spin-off date”), all of the shares of the common stock, par value $0.0001 per share (the “Common Stock”), of Lender Processing Services, Inc., a Delaware corporation (“LPS”), previously a wholly-owned subsidiary of Fidelity National Information Services, Inc., a Georgia corporation (the “Registrant”), were distributed to the Registrant’s shareholders through a stock dividend (the “spin-off”). At the time of the distribution, LPS consisted of all the assets, liabilities, businesses and employees related to the Registrant’s lender processing services segment as of the spin-off date. In the spin-off, the Registrant contributed to LPS all of its interest in such assets, liabilities, businesses and employees in exchange for shares of the Common Stock and $1,585 million aggregate principal amount of LPS’s debt obligations (the “Debt Obligations”). Upon the distribution, the Registrant’s shareholders received one-half share of the Common Stock for every share of the Registrant’s common stock held as of the close of business on June 24, 2008. Such shareholders of the Registrant collectively received 100% of the Common Stock of LPS, which is now a stand-alone public company trading under the symbol “LPS” on the New York Stock Exchange. Further details regarding the spin-off may be found in LPS’s Registration Statement on Form 10 (File No. 1-34005) filed with the Securities and Exchange Commission, as amended (the “Form 10”), and the information statement filed as Exhibit 99.1 thereto (the “information statement”).
     In connection with the spin-off, the following agreements between the Registrant and LPS became effective: Contribution and Distribution Agreement; Tax Disaffiliation Agreement; Employee Matters Agreement; Corporate and Transitional Services Agreement; Reverse Corporate and Transitional Services Agreement; Lease Agreement and Aircraft Interchange Agreement. The Contribution and Distribution Agreement contains the key provisions relating to the separation of the LPS business from the Registrant and the distribution of shares of the Common Stock. The Tax Disaffiliation Agreement sets forth rights and obligations of the Registrant and LPS with respect to federal, state, local, and foreign taxes for tax periods before the spin-off and related matters, certain indemnification rights and obligations with respect to taxes for tax periods before the spin-off and for any taxes and associated adverse consequences resulting from the spin-off and certain restrictions designed to preserve the tax-free status of the spin-off. The terms of these agreements were further described in the information statement and the forms were attached as exhibits to the Form 10.
     A copy of the press release announcing the completion of the spin-off is attached hereto as Exhibit 99.1 and incorporated herein by reference.
     In connection with the spin-off, the Registrant also entered into the agreements described below.
Exchange Agreement
     The Registrant entered into an Exchange Agreement with JPMorgan Chase Bank, N.A., Bank of America, N.A. and Wachovia Bank, National Association, (collectively, the “Lenders”), J.P. Morgan Securities Inc., Banc of America Securities LLC, and Wachovia Capital Markets, LLC (collectively, the “Investment Banks”) and, solely with respect to certain sections thereof, LPS. Pursuant to the Exchange Agreement, the Registrant transferred to the Lenders and the Investment Banks the Debt Obligations in exchange (the “Exchange”) for the existing Tranche B Term Loans of the Registrant held by the Lenders and the Investment Banks. A copy of the Exchange Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference into this Item 1.01.
     The Exchange was consummated on July 2, 2008.
ITEM 1.02. TERMINATION OF MATERIAL DEFINITIVE AGREEMENTS.
     As described above, pursuant to the Exchange Agreement, the Registrant transferred $1,210,000,000 of the Debt Obligations to the Lenders and $375,000,000 of the Debt Obligations to the Investment Banks in exchange for all of the Registrant’s outstanding Tranche B Term Loans. The Tranche B Term Loans were made under the Credit Agreement dated January 18, 2007, as amended, among the Registrant, the lenders party thereto, JPMorgan Chase Bank, N.A. and Bank of America, N.A. Following the Exchange all such Tranche B Term Loans were retired.
ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     The information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.01.
     The unaudited pro forma financial information of the Registrant and related notes thereto in respect of the matters referred to in this Item 2.01 are attached to this Current Report on Form 8-K as Exhibit 99.2.
ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     Effective July 2, 2008, in connection with the spin-off, Jeffrey S. Carbiener resigned as the Executive Vice President and Chief Financial Officer of the Registrant as he became the President and Chief Executive Officer of LPS. Francis K. Chan resigned as the Senior Vice President, Chief Accounting Officer and Controller of the Registrant as he became the Executive Vice President and Chief Financial Officer of LPS, and Eric Swenson resigned as the President of the Mortgage Information Services segment of the Registrant as he became the Executive Vice President and Co-Chief Operating Officer of LPS.
     Effective July 2, 2008, George P. Scanlon and James W. Woodall became Executive Vice President and Chief Financial Officer, and Senior Vice President, Chief Accounting Officer and Controller, respectively, of the Registrant.
     Mr. Scanlon, who is 50, joined the Registrant in February 2008 as Executive Vice President, Finance. Prior to that, Mr. Scanlon served as Executive Vice President and Chief Financial Officer of Levitt Corporation, a real estate development company, since August 2004 and, in addition, as Executive Vice President and Chief Financial Officer of BFC Financial Corporation since April 2007. Prior to joining Levitt, Mr. Scanlon served as Chief Financial Officer of Datacore Software Corporation, an independent software vendor, from December 2001 to August 2004. Prior to joining Datacore, Mr. Scanlon served as Chief Financial Officer at Seisint, Inc., a technology company specializing in providing data search and processing products, from November 2000 to September 2001.
     Mr. Woodall, who is 38, joined the Registrant in June 2008. He previously served as Vice President, Finance of Eclipsys since 2007. Prior to joining Eclipsys, Mr. Woodall was with Bellsouth Corporation, where he served as Executive Director and Assistant Controller from 2005 to 2007, as Director of Customer Markets Finance from 2004 to 2005, and as Director of Technical Accounting from 2001 to 2004. Prior to joining Bellsouth, Mr. Woodall was a senior manager with PricewaterhouseCoopers LLP since 1992.
     Additionally, in connection with the spin-off, Marshall Haines, James K. Hunt, Daniel D. (Ron) Lane and Cary H. Thompson resigned as directors of the Registrant effective July 2, 2008 as they became directors of LPS.
Employment Agreements
     The Registrant entered into a three-year employment agreement with Mr. Scanlon, effective May 1, 2008, to serve as its Executive Vice President, Finance, with a provision for automatic annual extensions beginning on the first anniversary of the effective date and continuing thereafter unless either party provides timely notice that the term should not be extended. The Registrant also entered into a two-year employment agreement with Mr. Woodall, effective June 30, 2008, to serve as its Senior Vice President and Chief Acccounting Officer.
     The employment agreements provide for a minimum annual base salary and an annual cash bonus target (as a percentage of annual base salary, with higher or lower amounts payable depending on performance relative to targeted results) for each executive as follows:

		Annual Cash Bonus Target (as a
Name	Base Salary	Percentage of Base Salary)
George P. Scanlon	$415,000	100%
James W. Woodall	$275,000	50%
     Under the employment agreements, each executive and his eligible dependents are entitled to medical and other insurance coverage that the Registrant provides to its other top executives as a group. In addition, Mr. Scanlon is entitled to supplemental disability insurance sufficient to provide at least 2/3 of his pre-disability base salary.
     If, during the term of the employment agreements, (i) an executive’s employment is terminated by the Registrant for any reason other than “cause,” death or disability or (ii) an executive terminates his employment for “good reason,” the executive will be entitled to receive the following compensation and benefits:
•	any earned but unpaid base salary and annual bonus payments relating to the prior year and any expense reimbursement payments owed (collectively, the “accrued obligations”);

•	a pro-rated annual bonus;

•	a lump-sum payment equal to 300% in the case of Mr. Scanlon, and 150% in the case of Mr. Woodall, of the sum of the executive’s (i) annual base salary and (ii) the highest annual bonus paid to the executive within the 3 years preceding his termination or, if higher, the target bonus opportunity in the year in which the termination of employment occurs;

•	immediate vesting and/or payment of all equity awards; and

•	health benefits in the form of (i) medical and dental coverage for the executive (and his eligible dependents) for a period of three years following the date of termination or until the executive is first eligible for medical and dental coverage with a subsequent employer, so long as the executive pays the full monthly premiums for COBRA coverage, and (ii) a lump sum cash payment equal to 36 monthly medical and dental COBRA premiums based on the level of coverage in effect on his date of termination.
     If, during the term of the employment agreements, an executive’s employment terminates due to death or the Registrant terminates the executive’s employment due to disability, the executive is entitled to the following compensation and benefits:
•	any accrued obligations;

•	a pro-rated annual bonus based upon (i) the target annual bonus opportunity in the year in which the termination occurs (or the prior year if no target annual bonus opportunity has yet been determined) multiplied by (ii) the percentage of the calendar year the executive was employed; and

•	the unpaid portion of the annual base salary for the remainder of the employment term.
     Copies of the employment agreements are attached as Exhibits 10.4 and 10.5 to this Current Report on Form 8-K and are incorporated by reference into this Item 5.02.
Adjustment to Registrant Stock Option Grants and Restricted Stock Grants
     Effective as of the spin-off, the Registrant stock options held by Lee A. Kennedy and Alan L. Stinson were adjusted, pursuant to the terms of the applicable equity incentive plans of the Registrant, taking into account the change in the value of the Registrant’s common stock as a result of the spin-off. The FIS stock options held by William P. Foley, II and Brent B. Bickett were split. Two-thirds of the stock options were adjusted in the same manner as the stock options held by the Registrant’s other named executive officers. The remaining one-third was substituted with LPS stock options, with equitable adjustments made to the exercise prices and the number of shares underlying the stock options to reflect the difference in value of the Registrant’s and LPS’s common stock. Except for these adjustments, the substitute awards have the same terms and conditions, including vesting schedules, as the original awards.
     Effective as of the spin-off, the Registrant restricted stock awards held by Messrs. Kennedy and Stinson were equitably adjusted by increasing the number of shares of the Registrant’s restricted stock to prevent dilution. The restricted stock awards held by Messrs. Foley and Bickett were split. Two-thirds of their restricted stock awards were equitably adjusted by increasing the number of shares of the Registrant’s restricted stock to prevent dilution. The additional shares of restricted stock have the same transfer restrictions and forfeiture conditions as the original grants. The remaining one-third was substituted with awards of LPS restricted stock. These substitute awards have the same terms and conditions as the original awards, and the shares vest on the same dates the forfeited awards would have vested. The number of shares subject to the awards was adjusted to reflect the differences in the value of the Registrant’s and LPS’s common stock.
     Effective as of the spin-off, and in connection with their resignations from the Registrant to become President and Chief Executive Officer and Executive Vice President and Co-Chief Operating Officer, respectively, of LPS, the stock options and awards of restricted stock of the Registrant held by Jeffrey S. Carbiener and Eric D. Swenson were cancelled. LPS replaced the Registrant stock options and restricted stock awards with awards of LPS stock options and restricted stock having the same terms and conditions as the original awards. The number of shares subject to the LPS stock options and restricted stock awards, and the exercise prices of the LPS options, were adjusted to reflect the differences in the value of the Registrant’s and LPS’s common stock.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
     (b) Pro forma financial information.
     Unaudited pro forma financial information in respect of the matters referred to in Item 2.01 is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.
     (d) Exhibits

Exhibit
Number	Description
10.1	Exchange Agreement, dated as of June 18, 2008, among Fidelity National Information Services, Inc., JPMorgan Chase Bank, N.A., Bank of America, N.A., Wachovia Bank, National Association, J.P. Morgan Securities Inc., Banc of America Securities LLC, Wachovia Capital Markets, LLC and, solely with respect to certain sections thereof, Lender Processing Services, Inc.(1)

10.2	Contribution and Distribution Agreement, dated as of June 13, 2008, between Lender Processing Services, Inc. and Fidelity National Information Services, Inc.(1)

10.3	Tax Disaffiliation Agreement, dated as of July 2, 2008, between Lender Processing Services, Inc. and Fidelity National Information Services, Inc.(1)

10.4	Employment Agreement between Fidelity National Information Services, Inc. and George Scanlon, effective as of May 1, 2008

10.5	Employment Agreement between Fidelity National Information Services, Inc. and James W. Woodall, effective as of June 30, 2008

99.1	Press Release

99.2	Unaudited Pro Forma Financial Information

99.3	Corporate and Transitional Services Agreement, dated as of July 2, 2008, between Lender Processing Services, Inc. and Fidelity National Information Services, Inc.(1)

99.4	Reverse Corporate and Transitional Services Agreement, dated as of July 2, 2008, between Lender Processing Services, Inc. and Fidelity National Information Services, Inc.(1)

99.5	Aircraft Interchange Agreement, dated as of July 2, 2008, among Fidelity National Financial, Inc., Fidelity National Information Services, Inc. and Lender Processing Services, Inc.(1)

99.6	Lease Agreement, dated as of June 13, 2008, between Lender Processing Services, Inc., as landlord, and Fidelity National Information Services, Inc., as tenant(1)

(1)	Incorporated by reference to the Current Report on Form 8-K of Lender Processing Services, Inc. (File No. 001-34005) filed on July 9, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
By:	/s/ Lee A. Kennedy
Lee A. Kennedy
President and Chief Executive Officer
Dated: July 9, 2008

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Exchange Agreement, dated as of June 18, 2008, among Fidelity National Information Services, Inc., JPMorgan Chase Bank, N.A., Bank of America, N.A., Wachovia Bank, National Association, J.P. Morgan Securities Inc., Banc of America Securities LLC, Wachovia Capital Markets, LLC and, solely with respect to certain sections thereof, Lender Processing Services, Inc.(1)

10.2	Contribution and Distribution Agreement, dated as of June 13, 2008, between Lender Processing Services, Inc. and Fidelity National Information Services, Inc.(1)

10.3	Tax Disaffiliation Agreement, dated as of July 2, 2008, between Lender Processing Services, Inc. and Fidelity National Information Services, Inc.(1)

10.4	Employment Agreement between Fidelity National Information Services, Inc. and George Scanlon, effective as of May 1, 2008

10.5	Employment Agreement between Fidelity National Information Services, Inc. and James W. Woodall, effective as of June 30, 2008

99.1	Press Release

99.2	Unaudited Pro Forma Financial Information

99.3	Corporate and Transitional Services Agreement, dated as of July 2, 2008, between Lender Processing Services, Inc. and Fidelity National Information Services, Inc.(1)

99.4	Reverse Corporate and Transitional Services Agreement, dated as of July 2, 2008, between Lender Processing Services, Inc. and Fidelity National Information Services, Inc.(1)

99.5	Aircraft Interchange Agreement, dated as of July 2, 2008, among Fidelity National Financial, Inc., Fidelity National Information Services, Inc. and Lender Processing Services, Inc.(1)

99.6	Lease Agreement, dated as of June 13, 2008, between Lender Processing Services, Inc., as landlord, and Fidelity National Information Services, Inc., as tenant(1)

(1)	Incorporated by reference to the Current Report on Form 8-K of Lender Processing Services, Inc. (File No. 001-34005) filed on July 9, 2008